UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2025, Epsilon Energy Ltd. (“Epsilon” or the “Company”) closed of a new and revised senior secured reserve-based revolving credit facility (the “Credit Facility”) with Frost Bank as the administrative agent and Frost Bank and Texas Capital Bank as lenders. The new Credit Facility replaces the Company’s previous credit facility.

Term highlights of the Credit Facility:

●	Epsilon Energy USA Inc. and Epsilon Energy Ltd. as co-borrowers
●	Four year term (matures October 8, 2029)
●	Initial borrowing base and commitments of $47.5 million (supported by the Company’s existing US upstream assets), which will be redetermined and increased on the closing of the acquisition of the Peak companies later in Q4 2025 (to include the acquired assets).
●	Semi-annual redeterminations
●	Interest is charged on drawdowns at the 3-Month Term SOFR rate plus a margin of 3-4% (depending on facility utilization), payable quarterly

A copy of the Loan Agreement is filed herewith as Exhibit 10.1 and the terms are incorporated by reference into this Item 1.01 as if fully set forth herein.

Item 7.01. Regulation FD Disclosure.

On October 13, 2025, the Company issued the Press Release announcing the closing of the Loan Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Loan Agreement dated October 10, 2025 by and among Epsilon Energy USA Inc. and Epsilon Energy Ltd. as Co -Borrowers, Frost Bank as Administrative Agent, and the Financial Institutions as Lenders
99.1	Press Release dated October 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: October 14, 2025	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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